Exhibit 99.2

Primoris to Acquire Future Infrastructure Holdings, LLC Establishing a Leading Telecom Services Platform December 14, 2020

Forward Looking Statements 1 Transaction Overview This presentation contains forward - looking statements within the meaning of the federal securities laws. These statements give the current expectations of the Company’s management. Words such as “could,” “will,” “may,” “assume,” “forecast,” “strategy,” “guidance,” “outlook,” “target,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” or “project” and similar expressions are used to identify forward - looking statements. Without limiting the generality of the foregoing, forward - looking statements contained in this presentation include the Company’s expectations regarding the consummation of the transactions described herein. Forward - looking statements can be affected by assumptions used or known or unknown risks or uncertainties. Consequently, no forward - looking statements can be guaranteed, and actual results may differ materially and adversely from those reflected in the forward - looking statements. Factors that could cause actual results to differ materially from those indicated in the forward - looking statements include, among other things, (a) the risk and uncertainties disclosed in the Company’s Annual Report on Form 10 - K and the Company’s Quarterly Reports on Form 10 - Q filed with the SEC from time to time and (b) the following risks inherent in the transactions (in addition to others described elsewhere in this document and in the subsequent filings with the SEC): (1) failure to obtain regulatory approval necessary to consummate the transactions or to obtain regulatory approvals on favorable terms and (2) delays in consummating the transactions or the failure to consummate the transactions. Because the Company’s forward - looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond the Company’s control or are subject to change, actual results could be materially different and any or all of the Company’s forward - looking statements may turn out to be wrong. Forward - looking statements speak only as of the date made and can be affected by assumptions the Company might make or by known or unknown risk and uncertainties. Many factors mentioned in this presentation and in the Company’s annual and quarterly reports will be important in determining future results. Consequently, the Company cannot assure you that the Company’s expectations or forecasts expressed in such forward - looking statements will be achieved.

Transaction Overview Purchase Price and Financial Impact • Primoris has signed a definitive agreement to acquire Future Infrastructure Holdings, LLC (“Future Infrastructure”, “Future” or “FIH”) for a total purchase price of $620 million – LTM adjusted EBITDA of $66 million plus estimated annual synergy benefit of at least $10 million – $80 million or more of total expected tax benefits on a net present value basis – Implied EV / LTM adjusted EBITDA multiple of 7.0x¹ • Expected to be accretive to earnings in the first year • Pro forma for the transaction Primoris net leverage remains comfortably below 3.0x net debt to LTM adjusted EBITDA Compelling Strategic Rationale • Expansion into a large, higher growth market supported by dynamic growth opportunities • Strengthens utility services capabilities while introducing potential cross - selling to blue chip customer base • Accelerates portfolio transition towards higher growth, higher margin, and Master Service Agreement - oriented (“MSA”) services • Builds on common cultures and shared values Financing Overview • All cash purchase price funded by: – $100 million available on revolving line of credit – $400 million new incremental term loan – $120 million of cash on hand Approvals and Timing • Board of Directors of both companies unanimously voted to approve the transaction • Closing is dependent upon the receipt of regulatory approvals and other customary closing conditions • Transaction expected to be completed during Q1 2021 depending on the timing of regulatory clearance Transaction Summary Financial metrics for FIH represent the last 12 months (“LTM”) ended September 30, 2020. ¹ Pro forma for estimated synergies of $10 million (bottom of estimated range) and net present value of tax benefits of $85 million (middle of estimated range). 2

Transaction Overview Expanding in Telecom Services: A Clear Strategic Priority 3 Focus on Growth and Profitability • Building a leading presence in telecom services opens a new avenue of growth and further expands our utility capabilities Strong Portfolio Alignment • Strong presence in telecom services creates strategic cross - selling opportunities for existing utility services portfolio (make - ready, engineering, traffic control, restoration, utility, networks) Dynamic, Long - Term Growth Opportunities • A large and higher growth market benefitting from significant multi - year fiber deployments to support last - mile broadband capacity, the internet of Things (“ IoT ”), 5G technology, rural stimulus and significant increase in data consumption Responsive to Our Customers • Customers increasingly prefer to work with large, sophisticated turnkey service providers as they consolidate their supply chain Accelerates Market Capture and Positioning • Significant investment and time required to organically build a telecom services platform favors a sizeable acquisition

Regulated Gas Utility Other Services Transaction Overview Overview of the Future Infrastructure Business Lines Financial metrics for FIH represent the last 12 months ended September 30, 2020. Percentage totals will not add to 100% due t o r ounding. 4 Revenue $204mm $87mm $50mm % of Total 60% 26% 15% Illustrative Services Offered • Placement and splicing services • Inside plant (“ISP”) and outside plant (“OSP”) capabilities • Underground and aerial offerings • Directional boring and tunneling • Small cell installation, maintenance and upgrade • Regulatory - driven replacement of non - compliant gas infrastructure • Leak detection and repair services • Infrastructure maintenance, repair, upgrade, installation and surface Restoration • Specialty boring and pipeline installation services up to 48”, w ireline service (bore guidance), tracking and logging of existing pipeline systems • Maintenance and repair of electrical conduits, duct banks, transformers and switchgear, u pgrade, installation and maintenance of ITS and “smart” highways, utility relocation for roadway expansion Telecom

Transaction Overview

Robust Growth Outlook for Key FIH End Markets

Primoris

Telecom Services

Data Traffic per Active Smartphone

(GB per month)


~6x Growth
8.6
50.0
2018A
2024E

Growth in Unlimited Data Plans

(% of U.S. Subscribers)


25%
37%
2017A
2019E

U.S Cumulative Distributed Antenna System ("DAS") / Small Cells Forecast

(small cell units in thousands)


24% CAGR '18A-'28E
129
192
268
362
470
554
643
732
835
951
1,084
'18A
'19E
'20E
'21E
'22E
'23E
'24E
'25E
'26E
'27E
'28E

- Significant investment in network infrastructure to keep pace with mobile data demand growth
- Significant opportunity in both fixed wireline and wireless segments
- ~$30bn annual capital spend on existing U.S. telecom infrastructure despite limited 5G spend; ~2x higher than 2000 levels
- Significantly higher spend on annual maintenance given the greater network complexity of new networks

Regulated Gas Utility Services

Pipeline Replacement Candidates by Age and Material


Unknown 5%
Pre-1940 4%
Pre-2020 10%
Pre-1950 3%
Pre-1960 10%
Pre-2010 15%
Pre-1970 16%
Pre-2000 16%
Pre-1990 11%
Pre-1980 10%

Replacement candidates based on age alone


Other 10%
Cast Iron 23%
Bare Steel 67%

~100k miles of non-compliant pipeline

- Nearly half of current pipeline infrastructure was installed prior to 1980
- PHMSA has directed the replacement of iron, bare steel and copper pipelines
  - Nearly 100,000 miles of these pipelines remain in operation
  - Replacement cost ranges from $1.0 million to $5.0 million per mile
- Local gas distribution companies ("LDCs") incentivized by regulated rates of return on all safety / reliability spend
- Ongoing replacement cycle for critical gas infrastructure expected to last 15 – 20 years even with no new regulation

Sources: Deloitte 2018 Global Mobile Consumers Survey, Ericsson Mobility Report, CISCO VNI Mobile Report, Fiber Broadband Associations, S&P Market Intelligence, U.S. Department of Transportation, Pipeline and Hazardous Materials Safety Administration ("PHMSA").

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Transaction Overview

Future Infrastructure: The Right Acquisition for Primoris

Primoris

Key Stats and Highlights

$342mm LTM revenue

$66mm LTM adjusted EBITDA

~19% adjusted EBITDA Margin

~70% free cash flow conversion[1]

~70% recurring revenue[2]

~93% of revenue from repeat customers[2]

Limited customer concentration with **12%** of revenue from top customer[2]

Headquartered in DFW Area

Key Points of Strategic Transaction Rationale

Differentiated Market Leader	• Leading provider of non-discretionary maintenance, repair, upgrade and installation services to telecom, gas utility and other customers
Established Brand and Reputation	• Well-established brand, a strong reputation in the field and robust operational capabilities with a base of large blue-chip customers • Unwavering commitment to safety
Expands and Improves Utility Services	• Provides opportunity for cost savings and cross-selling due to enhanced utility capabilities and customer relationships
Enhances Evolving Portfolio Mix	• Significant opportunity to elevate the Company's current offerings and continue business transition towards more MSA-oriented services
Accretive to Growth and Margin	• Pro forma gross profit is nearly 50% utility services, emphasizing Primoris' commitment to a higher growth and higher margin portfolio

Note: Financial and operating metrics for FIH represent the last 12 months ended September 30, 2020 unless otherwise indicated. [1] Defined as (adjusted EBITDA – capex) / adjusted EBITDA.
[2] As of 2019A and excludes recently-closed acquisition of Pride Utility.

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Transaction Overview Attractive Footprint and Long - Tenured , Blue Chip Client Base 7 Service Areas High Quality Customer Base • Strong existing regional footprint with significant opportunity for growth in adjacent states Dallas/Fort Worth Area Service Areas Headquarter s • 100% contract renewal with top 20 customers since 1999 Customer Length of Relationship 23 years 8 years 23 years 12 years 23 years 18 years 18 years 5 years 7 years 23 years

Transaction Overview Primoris and Future – Common Cultures and Shared Values 8 Passion: We are passionate about our success and the success of our customers Resilience: We get stronger with every challenge Inspiration: We seek to inspire an entrepreneurial spirit within the Company Motivation: We believe in motivating our people to be the best they can be Openness: We are open to all forms of diversity Reliability: We always follow through on our commitments Integrity: We act with integrity in everything we do Safety: We believe that “no business objective is so important that it will be pursued at the sacrifice of safety” Be a leader in every market we serve and be a trusted service provider and partner to our clients Culture empowering all employees to take ownership and stewardship for their own safety and that of others around them 1 2 3 4 Passion Quality Reliability Safety Core Values Core Values Vision Culture - Driven Organization Built on a foundation of trust, we provide our clients with unmatched value, our employees with a safe work environment and entrepreneurial culture, our shareholders with results, and the communities we serve with innovation and excellence Mission 1 2 3 4 5 6 7 8

Financial Overview

Overview of Future Infrastructure’s Robust Financial Profile Financial metrics for FIH represent the last 12 months ended September 30, 2020; US$ in millions ¹ Defined as (adjusted EBITDA – capex) / a djusted EBITDA . 10 Total Revenue by Business Lines Total Adjusted EBITDA Total Capex (Maintenance and Growth) Total Adjusted EBITDA Less Capex % Margin 17.3% 19.2% 19.3% % Conversion¹ 59.7% 62.7% 69.5% • Financial Overview $142 $189 $204 $57 $76 $87 $45 $54 $50 $244 $319 $342 2018 2019 Sep-20 LTM Telecom Regulated Gas Utility Other Services $10 $18 $15 $7 $5 $5 $17 $23 $20 2018 2019 Sep-20 LTM Growth Maintenance $42 $61 $66 2018 2019 Sep-20 LTM $25 $38 $46 2018 2019 Sep-20 LTM

Continuing the Primoris Portfolio Transformation 1 Financial metrics represent the last 12 months ended September 30, 2020 11 Primoris ( FY2019) LTM Pro Forma 1 Key Highlights Revenue Mix Gross Profit Mix • $3,726 million pro forma revenue • $440 million pro forma gross profit • 12% gross margin • Increases MSA - oriented recurring revenue • Decreases overall project ticket size • Provides meaningful footprint in telecom • Gas utility an ideal fit with current businesses Financial Overview Utilities 25% FIH 9% Transmission 12% Power 21% Pipeline 21% Civil 12% Utilities 30% FIH 18% Transmission 7% Power 13% Pipeline 20% Civil 13% Utilities 29% Transmission 16% Power 23% Pipeline 16% Civil 16% Utilities 35% Transmission 7% Power 23% Pipeline 19% Civil 16%

Executing on our Strategy to Pursue Accretive M&A 12 • Disciplined valuation • Utilizing cash / stock mix, where appropriate, to better align interests post - close • Company leadership stays on to run the business – Non - compete agreements – Stock vests over a period of time • Leadership position in new geography • Enhances presence and capabilities in an existing geography • Provides new customers or enhances existing customer relationships • Delivers leadership position in adjacent or new markets • Offers unique service or technology that Primoris can leverage to further differentiate its service offerings Acquisition Rationale and Strategy Acquisition Terms and Attributes Future Infrastructure Future Infrastructure x x x x x x x Key management team members have agreed to join Primoris Future Infrastructure “checks the box” for Primoris’ stated M&A criteria Financial Overview

Appendix

Appendix

Advancing Our Strategy

Primoris

Primoris is an Established Provider of Required Infrastructure Services...

...Focused on Targeted Diversification of Services Offerings and Expanding Addressable Market

Delivering on the Company's strategic goals

- ✓ Shift to MSA-driven revenue: ~40% of LTM[1] revenue
- ✓ Entered attractive electric T&D market in mid-2018
- ✓ Scaled SG&A efficiency: ~5.9% of LTM[1] revenue

Diligent focus on key objectives driving performance

- ✓ Expand core capabilities into larger addressable market
- ✓ Disciplined risk management strategy
- ✓ Long-term profitable growth
- ✓ Targeted expansion into new markets
- ✓ Diversification through controlled expansion

FUTURE INFRASTRUCTURE

Future Infrastructure is a strong strategic fit

- ✓ Delivers on strategic blueprint
- ✓ Positions us in the higher-margin, higher-growth telecom market
- ✓ Expands recurring, small ticket, MSA revenue base
- ✓ Leverages value of brand, strong customer base and expertise

7.0x
Effective
EV / LTM Adjusted EBITDA[2]

Continued Transition to Higher Growth and Higher Margin Business

[1] Last twelve months ended September 30, 2020. [2] Pro forma for estimated synergies of $10 million (bottom of estimated range) and PV of tax benefits of $85 million (middle of estimated range).

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Appendix Strategic Growth With Enhanced Value 15 Future Infrastructure is aligned with Primoris’ long term goals and accelerates our growth plans Leadership in utilities Diverse service offerings across end markets Premier customer base and large multi - regional coverage Diverse end market exposure Presence in highly attractive telecom market Continues to leverage value of brand, strong customer base and expertise Primoris’ transformation towards higher growth and margin businesses Enhanced Value

Appendix Overview of the Telecom Services Platform 16 A C A B C B A B D D Traditional Towers Micro / Small Cell Distributed Antenna System Macro Towers Underground Fiber Network • OSP placement and repair of fiber across geographies • ISP installations of fiber network in facilities OSP and ISP Placement • Aerial fiber and cable deployments and repair Aerial and Residential Neighborhoods • Installation, maintenance and upgrade of equipment • Linking of small cell hardware to fiber network Small Cell A B C • Splicing of cables to connect new end - points to the network • Repair and replacement of damaged / cables Fiber and Coaxial Cable Splicing • Pre - installation design, engineering support and permitting • Post - installation maintenance consulting Professional Services • 24/7 customer service and capabilities to quickly deploy field response crews Emergency Restoration D E F

Appendix

Regulated Gas Utility Services Offerings

Primoris


Compressor Station
Transmission Pipeline
Distribution Line
D
City Gate Station
A
B
Regulators and Meters
Industrial Facilities
Residential Buildings
B
C
Commercial Facilities
C
A
B

A Line Replacement

- Regulatory-driven replacement and upgrade programs for non-compliant pipelines



B Leak Repair, Testing and Inspection

- Non-destructive testing of in-use gas service lines
- Extensive repair experience across all pipeline materials (i.e., plastic, steel and cast iron)



C Metering Equipment Capabilities

- Repair and maintenance of gas distribution metering and regulating equipment



D Specialty Boring

- Bore installation of pipe up to 48" diameter
- Utilize precision HDD guidance systems



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